SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                            FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Earliest Event Reported):  February 29, 1996

Exact name of Registrant
 as specified in its charter:  Entree Corporation

State or Other Jurisdiction of Incorporation:  Delaware

Commission File Number:  0-16226

I.R.S. Employer Identification Number:  39-1566009

Address of Principal Executive Office:  8200 West Brown Deer Road
                                        Suite 200
                                        Milwaukee, WI  53223

Registrant's Telephone Number, Including Area Code:  (414) 355-0037

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

This report is being filed to include the letter from Ernst & Young LLP which was omitted in the original Form 8-K filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     16.1  Letter dated March 6, 1996 from Ernst & Young LLP

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ENTREE CORPORATION
                                    (Registrant)


Date:  March 8, 1996             /s/ R. Scott Miswald
                                     Secretary and Treasurer